UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 21, 2008
(Date of earliest event reported: August 19, 2008)

FRESH IDEAS MEDIA, INC.
(Exact name of registrant as specified in its charter)

           Nevada                     333-132252                 20-2574314
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

4890 Silver Pine Drive, Castle Rock, Colorado 08108
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 703-7939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2008, Fresh Ideas Media, Inc. (the "Company") changed its fiscal year end from November 30 to December 31. Accordingly, the Company's new fiscal year will be from January 1 through December 31. The Company's next quarterly report on Form 10-Q covering the period ending September 30, 2008 will incorporate a transition report covering the period from December 1, 2007 through September 30, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 21, 2008

FRESH IDEAS MEDIA, INC.

By:     /s/ Phillip E. Ray
        ------------------
Name:   Phillip E. Ray
Title:  President and Chief Executive Officer